Exhibit 99.1

Luminex Corporation Completes Acquisition of MilliporeSigma’s Flow Cytometry Portfolio

AUSTIN, Texas, January 02, 2018 -- Luminex Corporation (NASDAQ: LMNX) today announced that the company has completed its previously announced acquisition of MilliporeSigma’s flow cytometry portfolio for $75 million in combined stock, asset and inventory purchases. The acquisition is expected to contribute $40 million to $50 million in revenue to Luminex in 2019.

"We are pleased to announce the completion of this transaction and excited to welcome the talented MilliporeSigma flow cytometry team to the Luminex family,” said Homi Shamir, president and CEO of Luminex. “This acquisition enables us to enhance our existing offering of flow-based detection systems, while simultaneously expanding our direct interactions with researchers conducting cellular analysis."

Luminex’s newly acquired flow cytometry portfolio includes Amnis®, the market-leading family of imaging flow cytometry products for cell-based analysis, as well as the Guava® portfolio of products, which are economical, high-performance systems based on microcapillary technologies.

“The Amnis and Guava products complement our wide range of existing flow-based offerings, further differentiating our portfolio and ensuring we are well-positioned to support customers today and into the future,” said Shamir. “With this acquisition, we now have expanded our installed based to include more than 5,000 flow cytometry systems worldwide, adding to our impressive footprint and creating the potential for additional meaningful growth.”

Luminex expects to record charges for non-recurring cash and non-cash acquisition-related costs in connection with the MilliporeSigma transaction. The full extent of these charges will not be determined under the rules of purchase accounting until valuation has been completed. In addition, transaction-related professional fees will be expensed as incurred, as required by GAAP per ASC 805 Business Combinations.

About Luminex Corporation

At Luminex, our mission is to empower labs to obtain reliable, timely, and actionable answers, ultimately advancing health. We offer a wide range of solutions applicable in diverse markets including clinical diagnostics, pharmaceutical drug discovery, biomedical research, genomic and proteomic research, biodefense research, and food safety. We accelerate reliable answers while simplifying complexity and deliver certainty with a seamless experience. To learn more about Luminex, please visit us at www.luminexcorp.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release, including statements regarding the transaction between Luminex and EMD Millipore, business prospects, plans, objectives, expectations, and intentions of the combined business, and the expected size, scope and growth of the combined company's operations and the markets in which it will operate, as well as the expected timing and benefits of the transaction, may contain words such as "expects," "may," "potential," "upside," "approximately," "project," "would," "could," "should," "will," "anticipates," "believes," "intends," "estimates," "targets," "plans," "envisions," "seeks" and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on Luminex's current expectations, estimates, forecasts and projections about the proposed transaction and the operating environment, economies and markets in which Luminex and EMD Millipore operate, are subject to important risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. These statements reflect beliefs and assumptions that are based on Luminex's perception of historical trends, current conditions, and expected future developments, as well as other factors management believes are appropriate in the circumstances. In making these statements, Luminex has made assumptions with respect to our ability to: integrate the acquired assets, predict and adapt to changing customer requirements, preferences and spending patterns, protect its intellectual property, future capital expenditures (including the amount and nature thereof), trends and developments in the clinical diagnostic and life science industries, business strategy and outlook, expansion and growth of business and operations, credit risks, anticipated acquisitions, future results for Luminex being similar to historical results, expectations related to future general economic and market conditions, and other matters. Luminex's beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. Luminex's beliefs and assumptions may prove to be inaccurate, and consequently, Luminex's actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in the forward-looking statements as a result of the following:

(i)
risks and uncertainties relating to the transaction, including (a) the risk that the businesses will not be integrated successfully, or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on Luminex's resources, systems, procedures and controls, disruption of its ongoing business and diversion of management's attention from other business concerns, (b) the possibility that certain assumptions with respect to the flow-cytometry business of EMD Millipore or the transaction could prove to be inaccurate, (c) the potential failure to retain key employees of Luminex or EMD Millipore as a result of the transaction or during integration of the businesses, and (d) disruptions resulting from the transaction, making it more difficult to maintain business relationships;

(ii)
risks and uncertainties relating to Luminex, including (a) the future performance, financial and otherwise, of Luminex, (b) the ability of Luminex to bring new products to market and to increase sales, (c) the strength of Luminex's product development pipeline, (d) Luminex's growth and profitability prospects, (e) the estimated size and growth prospects of the clinical diagnostic and life science industries, (f) Luminex's competitive position in the clinical diagnostic and life science industries and its ability to take advantage of future opportunities in this market, (g) the benefits of Luminex's products to be realized by customers, and (h) the demand for Luminex's products and the extent of deployment of Luminex's products in the clinical diagnostic and life science industries; and

(iii)
risks and uncertainties relating to future events, conditions or circumstances, or other general risks, including (a) integration of other acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof, (b) the possibility that Luminex may be unable to meet its future reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, (c) the risks associated with bringing new products to market, (d) fluctuations in currency exchange rates, (e) delays in the purchasing decisions of Luminex's customers, (f) the competition Luminex faces in its industry and/or marketplace, (g) the possibility of technical, logistical or planning issues in connection with the deployment of Luminex's products or services, (h) the continuous commitment of Luminex's customers, (i) demand for Luminex's products, and (j) the additional risks discussed under the heading "Risk Factors" in Luminex's Reports on Forms 10-K and 10-Q, as filed with the Securities and Exchange Commission. The forward-looking statements contained herein represent the judgment of Luminex as of the date of this press release, and unless otherwise required by applicable securities laws, Luminex expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in Luminex's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Contacts:
Luminex Investor Contact
Harriss Currie, 512.219.8020
Sr. Vice President of Finance and CFO
hcurrie@luminexcorp.com

Luminex Media Contact
Christine Valle, 512.219.8020
Sr. Manager, Global Marketing Communications
cvalle@luminexcorp.com